Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 14. Commitments and Contingencies

The following contingent liabilities resulting from the 2003 acquisition by HeartWare, Inc. of a business that previously held our technology existed as of December 31, 2011:

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a milestone payment of $1.25 million due within 6 months of the date when the first circulatory assist device is approved for sale in the United States, provided that we have at least $25 million in cash on hand and, if we do not have $25 million at that time, then the payment is deferred until such time that we have $25 million in cash on hand; and

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a special payment of up to $500,000 upon a sale of our HeartWare, Inc. subsidiary if such sale generates proceeds in excess of the aggregate liquidation preferences of all of HeartWare, Inc.’s then outstanding preferred stock.

We will record the effect of these payment obligations when and if these events occur or are deemed probable of occurring.

During 2009, we paid $750,000 as a result of our receipt of approval to sell our first circulatory assist device in Europe. This represented the first milestone payment resulting from the acquisition noted above and is included in research and development expense.

As of January 15, 2011, we entered into a Public, Private Partnership Agreement with the Regents of the University of Michigan whereby we will act as industry sponsor of a study conducted by the University of Michigan Cardiovascular Center and the University of Pittsburgh exploring the potential benefits of VADs in patients who will be given earlier access to these devices under a grant awarded from the National Heart, Lung and Blood Institute. In the study, called REVIVE-IT, researchers will compare whether non-transplant eligible patients with heart failure less advanced than that of current VAD recipients do better with implanted devices than with current medical therapy. Pursuant to the terms of the agreement, we have committed to provide financial support up to $9.6 million over the five-year trial period. Through December 31, 2011, the total amount presented to us for payment was approximately $0.2 million.

In December 2011, for $1.5 million, we purchased from parties unrelated to us, non-controlling interests in three development stage entities under common control, and obtained the rights to purchase the remaining ownership interests in two of the three entities. As of the date of this filing, we are waiting for additional information necessary to finalize the accounting treatment of these investments. As a result, we have been unable to conclude if the entities, individually or as a group, could be variable interest entities, and if so, whether or not they would require consolidation. We expect to obtain the necessary information to determine the appropriate accounting treatment of the investments no later than the first half of 2012. We have included the amount paid for the investments in other assets in the accompanying consolidated balance sheet as of December 31, 2011. The results of operations of these entities from the date of our investment have been immaterial. We do not believe finalizing the accounting treatment of these investments will have a material impact on the accompanying consolidated financial statements.

At December 31, 2011, we had purchase order commitments of approximately $22.6 million related to product costs, supplies, services and property, plant and equipment purchases. Many of our materials and supplies require long lead times and as such purchase order commitments reflect materials that may be received up to one year from the date of order.

In addition to the above, we have entered into employment agreements with all of our executive officers. These contracts do not have a fixed term and are constructed on an at will basis. Some of these contracts provide executives with the right to receive certain additional payments and benefits if their employment is terminated after a change of control, as defined in such agreements.

The taxation and customs requirements, together with other applicable laws and regulations of certain foreign jurisdictions, can be inherently complex and subject to differing interpretation by local authorities. We are subject to the risk that either we have misinterpreted applicable laws and regulations, or that foreign authorities may take inconsistent, unclear or changing positions on local law, customs practices or rules. In the event that we have misinterpreted any of the above, or that foreign authorities take positions contrary to ours, we may incur liabilities that may differ materially from the amounts accrued in the accompanying consolidated financial statements.

From time to time we may be involved in litigation or other contingencies arising in the ordinary course of business. Except as set forth below, and based on the information presently available, management believes that there are no contingencies, claims or actions pending or threatened, the ultimate resolution of which will have a material adverse effect on our financial position, liquidity or results of operations.

On February 24, 2010, we received a letter from two holders of Series A Preferred Stock in HeartWare, Inc., an indirect subsidiary of HeartWare International, Inc. These holders requested various financial and other information regarding HeartWare, Inc. for the purpose of determining the Company’s compliance with their rights as holders of Series A Preferred Stock, including whether a liquidation event has occurred since inception in 2003. HeartWare, Inc. issued Series A-1 and Series A-2 Preferred Stock to certain equity holders of Kriton Medical, Inc. when HeartWare, Inc. purchased out of bankruptcy substantially all of the assets of Kriton in July 2003. The Series A-1 and Series A-2 Preferred Stock do not have voting or dividend rights but entitle the holders thereof to receive, upon certain liquidation events of HeartWare, Inc. (but not the liquidation of or change of control of HeartWare International, Inc.), an amount equal to $10 per share of Series A-1 and $21 per share of Series A-2. The aggregate liquidation preference payment obligation totals approximately $15 million.

On June 27, 2011, HeartWare International, Inc. and HeartWare, Inc., along with HeartWare’s directors, certain officers and a significant stockholder, were named as defendants in a putative class action lawsuit filed in Massachusetts state court by two other Series A Preferred Stockholders on behalf of all holders of Series A Preferred Stock. The complaint alleges that the defendants breached their fiduciary and contractual obligations to Series A Preferred Stockholders by preventing them from receiving a payment of the liquidation preference in connection with certain corporate transactions, including a transaction in 2005 in which HeartWare, Inc. was acquired by HeartWare Limited, a subsidiary of HeartWare International, Inc. The plaintiffs seek monetary damages, interest, costs and limited equitable relief. We do not believe HeartWare International, Inc., HeartWare, Inc. or any of our directors, officers or stockholders have abrogated the rights, or in any way failed to satisfy obligations owed to, any of our stockholders, including holders of Series A Preferred Stock. On September 12, 2011, the defendants served on plaintiffs a motion to dismiss the complaint with prejudice. On February 3, 2012, counsel for plaintiffs and defendants entered into a Memorandum of Understanding to settle the matter. Defendants have agreed to pay up to $1.1 million to participating putative class members in exchange for a full and unconditional release of all claims asserted in the litigation, including any and all claims arising from any right to receive a payment upon any liquidation or deemed liquidation event that has arisen or may arise in the future. We expect insurance to fund a significant portion of the settlement amount, although coverage is not assured. The settlement must be finally approved by the court following notice to putative class members.

In accordance with ASC 450, Contingencies, we accrue loss contingencies including costs of settlement, damages and defense related to litigation to the extent they are probable and reasonably estimable. Otherwise, we expense these costs as incurred. If the estimate of a probable loss is a range and no amount within the range is more likely, we accrue the minimum amount of the range. As of December 31, 2011, we have determined that settlement of the litigation discussed above is probable and that the reasonably estimable settlement amount is $1.1 million. At December 31, 2011, we recorded a liability for the $1.1 million, a $0.2 million receivable from one of the co-defendants, who is a related party, and expense of $0.9 million.